UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 23, 2003
                Date of Report (date of earliest event reported)

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                          Commission File Number 0-9653

                                   XICOR, INC.
             (Exact name of registrant as specified in its charter)

            California                                          94-2526781
     (State or other jurisdiction of                          (I.R.S.Employer
     incorporation or organization)                          Identification No.)

     933 Murphy Ranch Road, Milpitas, California                   95035
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (408) 432-8888


          (Former name or former address, if changed since last report)










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Item 7. Financial Statements and Exhibits


          (c)  Exhibits

Exhibit No.     Description
-----------     -----------

  99.1 Press Release, dated as of July 23, 2003, entitled "Xicor Announces Second Quarter 2003 Earnings Results".


Item 9. Regulation FD Disclosure (pursuant to Item 12)

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On July 23, 2003, Xicor, Inc. issued a press release announcing second quarter 2003 financial results. The press release is attached as Exhibit 99.1.




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 XICOR, INC., a
                                 California Corporation

                                 By /s/Louis DiNardo
                                    --------------------------------
                                 Louis DiNardo
                                 Chief Executive Officer
                                 (Principal Executive Officer)

                                 By /s/Geraldine N. Hench
                                    --------------------------------
                                 Geraldine N. Hench
                                 Vice President, Finance and Administration
                                 (Principal Financial Officer)

Date:  July 23, 2003


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press Release, dated as of July 23, 2003, entitled "Xicor
                Announces Second Quarter 2003 Earnings Results"